                                                                    EXHIBIT 10.3

               AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT


     THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment")
                                                                   ---------
dated as of May 21, 2001, is entered into among KCI FUNDING CORPORATION (the "Seller"), KPMG CONSULTING, INC. (the "Servicer"), MARKET STREET FUNDING
 ------                                --------
CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator
                  ------
(the "Administrator").
      -------------

                                    RECITALS

     1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000 (the "Agreement"); and
                                                              ---------

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.


     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without
        ---------------------
definition and that are defined in Exhibit I to the Agreement shall have the
                                   ---------
same meanings herein as therein defined.

     2. Amendment to Agreement.
        ----------------------

     2.1 The definition of "Credit Facility"is hereby amended in its entirety to read as follows:

     "Credit Facility" means the Credit Agreement originally dated as of May 24, 2000 and amended and restated as of May 21, 2001 among KCI, KPMG Consulting, LLC, the other guarantors party thereto, the banks party thereto, PNC as Administrative Agent and as the Lead Arranger, the Chase Manhattan Bank as the Syndication Agent, Barclays Bank PLC as the Documentation Agent and Morgan Guaranty Trust Company of New York as the Managing Agent, as such may be further amended, supplemented or restated from time to time.

     2.2. Section 2 of Exhibit IV to the Agreement is hereby amended by adding
          ---------    ----------
the following new Section 2(k) in the appropriate location therein:

"(k) The Servicer shall perform and comply with each of the covenants and agreements contained in Sections 8.2.3, 8.2.11, 8.2.12, 8.2.14-20 and 8.3.9 of
                        --------------  ------  ------  ---------     -----
the Credit Facility in effect on the date hereof, (regardless of whether such covenants and agreements may be amended or modified from time to time in accordance with the Credit Facility), each of which covenants and agreements, together with all related definitions, exhibits and ancillary provisions, are hereby incorporated in this Agreement by reference as though specifically set forth in this Section 2(k) and shall survive the termination and/or expiration
              ------------
of the Credit Facility."

     2.3. Exhibit V to the Agreement is hereby amended by deleting the text of
          ---------
clause (l) therein and replacing it with the word "[Reserved]".

     3.   Representations and Warranties. The Seller hereby represents and
          ------------------------------
warrants to the Issuer and the Administrator as follows:


          (a) Representations and Warranties. The representations and warranties
              ------------------------------
     contained in Exhibit III of the Agreement are true and correct as of the
                  -----------
     date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by each of the Seller
              --------------
     and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to
              ----------
     this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly
        -------------------
amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date
        -------------
hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

     6. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. Governing Law. This Amendment shall be governed by, and construed in
        -------------
accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     8. Section Headings. The various headings of this Amendment are included
        ----------------
for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

     9. Credit Facility. For the avoidance of doubt in interpreting Section 2.2
        ---------------
of this Amendment, (a) attached hereto as Exhibit A is a true and correct copy
                                          ---------
(and the Seller and Servicer each, by their signature hereto, represent and warrant that such is a true and correct copy) of the sections of the Credit Facility referenced in such section and the definitions used in the Credit Facility, each as in effect as of the date hereof and (b) attached hereto as Exhibit B is a true and correct copy of the "Loan Parties" (as such term is
---------
defined in the Credit Facility) as of the date hereof. The parties listed on Exhibit B, together with all parties that become "Guarantors" under the Credit
---------
Facility after the date hereof and prior to the termination of the Credit Facility, shall be deemed "Loan Parties" for the purposes of interpreting
Section 2.2 of this Amendment.
-----------

                          (continued on following page)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                KCI FUNDING CORPORATION,
                                as Seller

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                KPMG CONSULTING, INC.,
                                as Servicer

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                MARKET STREET FUNDING CORPORATION,
                                as Issuer

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Administrator

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                    EXHIBIT A

[Credit Facility]

                                    EXHIBIT B

[Loan Parties]